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                       SECURITIES EXCHANGE AND COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                            ------------------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
             (Date of earliest event reported): September 30, 1997



                              ARADIGM CORPORATION
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             (Exact name of registrant as specified in its charter)


California                    0-28402                   94-3133088
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State of                  (Commission File           (IRS Employer
Incorporation                 Number)                Identification No.)


              26219 Eden Landing Road, Hayward, California   94545
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            (Address of principal executive offices)      (Zip Code)


                                 (510) 783-0100
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              (Registrant's telephone number, including area code)
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Item 5. Other Events.
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        On September 30, 1997, the Registrant entered into a Product
Development and Commercialization Agreement (the "Agreement") with SmithKline Beecham PLC ("SmithKline") for the purpose of developing and commercializing a pulmonary drug delivery system for providing immediate pain relief using opiates and opioids. In connection with the Agreement, the Registrant entered into a Stock Purchase Agreement with SmithKline, pursuant to which the Registrant sold and issued 405,064 shares of the Registrant's Common Stock to SmithKline at an aggregate purchase price of $5,000,008.75.

Item 7. Exhibits.
        --------

        +10.1 Product Development and Commercialization Agreement between the Registrant and SmithKline Beecham PLC.

        +10.2 Stock Purchase Agreement between the Registrant and SmithKline Beecham PLC.







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+Confidential treatment requested.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ARADIGM CORPORATION

                                          /s/ Richard P. Thompson
                                          -------------------------
Dated: November 6, 1997                   Richard P. Thompson
                                          President and Chief Executive Officer
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                               INDEX TO EXHIBITS



                                                                Page number in
                                                                sequentially
                                                                numbered version
                                                                ----------------

+10.1 Product Development and Commercialization Agreement between the Registrant and SmithKline Beecham PLC.

+10.2 Stock Purchase Agreement between the Registrant and SmithKline Beecham PLC.




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+Confidential treatment requested.